UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/09/2007

INSTITUTIONAL REIT, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-136273

MD	20-4992451
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 The Corners Parkway
Norcross, Georgia 30092-3365

(Address of principal executive offices, including zip code)

(770) 449-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2007, Wesley E. Cantrell, one of the independent directors of Institutional REIT, Inc. (the "Registrant"), resigned from the Board of Directors of the Registrant. Mr. Cantrell served as a member of several committees of the Board of Directors, including the Audit Committee, the Conflicts Committee and the Nominating and Corporate Governance Committee. Mr. Cantrell was elected to serve as a director of Wells Real Estate Investment Trust, Inc. ("Wells REIT"). Mr. Cantrell's resignation from the Registrant's Board of Directors was a condition to his election to the Board of Wells REIT.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Institutional REIT, Inc.

Date: May 10, 2007	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President